UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 2, 2026 (September 1, 2026)

G-III APPAREL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-18183	41-1590959
(State or Other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Seventh Avenue New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 403-0500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	GIII	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K is being filed by G-III Apparel Group, Ltd. (the “Company”) in connection with the completion of the previously announced acquisition of the Marc Jacobs business from LVMH Moet Hennessy Louis Vuitton Inc. and its affiliates (“LVMH”) as of September 1, 2026 (the “Closing Date”).

As described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 14, 2026, the transaction was structured such that (i) MJ Topco, LLC (“IPCo”), a newly formed joint venture between a subsidiary of the Company and an affiliate of WHP Global (“WHP”), acquired all of the issued and outstanding units of Marc Jacobs Holdings, LLC through a wholly owned indirect subsidiary, Majestic AcqCo, LLC (“Purchaser”), (ii) following such acquisition, the Company acquired the Marc Jacobs operating business through its subsidiaries, and (iii) IPCo retained the Marc Jacobs intellectual property and certain other retained assets (collectively, the “Transactions”). The Company funded its approximately $500 million investment using cash on hand and borrowings under its revolving credit facility. The Company will operate the business pursuant to a license from IPCo.

Item 1.01 Entry into a Material Definitive Agreement.

Transition Services Agreement

On the Closing Date, Marc Jacobs International, L.L.C. (“Marc Jacobs International”), LVMH and, solely for guaranty purposes, Purchaser, WH Borrower, LLC (“Purchaser Parent”) and the Company entered into a Transition Services Agreement (the “TSA”), pursuant to which, following Closing, LVMH and/or third-party providers will provide certain transition services to Marc Jacobs International and its subsidiaries. Pursuant to the TSA, the Company guaranteed the due, prompt and full performance by Marc Jacobs International and its subsidiaries of all of their payment and indemnification obligations arising under the TSA.

License Agreement

On the Closing Date, IPCo, G-III Leather Fashions, Inc. and G-III Apparel Canada, ULC (together with G-III Leather Fashions, Inc., the “Licensee”), entered into a License Agreement (the “License Agreement”), pursuant to which IPCo granted an exclusive license to the Licensee to use the Marc Jacobs brands and related intellectual property held by IPCo, as well as certain other intellectual property rights developed in the future in the United States, Canada, Mexico and Western Europe for the operation of Marc Jacobs-branded retail stores and branded e-commerce sites and the distribution, sale and promotion of specified categories of products, including women’s and men’s apparel, handbags, footwear, swim, small leather goods, luggage and cold weather accessories (through wholesale, branded retail stores and branded e-commerce sites). The Licensee will also provide certain services to IPCo’s other licensees, distributors and franchisees, including information related to research and development, designs and packaging and will assist IPCo in overseeing compliance with the Marc Jacobs brand guidelines by such third parties.

The initial term of the License Agreement is from the Closing Date through December 2041, and the License Agreement automatically renews for 10 successive periods of 5 years each (unless the Licensee provides notice of non-renewal at least 18 months prior to the end of the initial or applicable renewal term). The License Agreement is terminable by IPCo if the Licensee breaches its obligation to make required payments or otherwise materially breaches the License Agreement, in each case subject to an opportunity to cure such breach within a specified period of time.

Amended and Restated Operating Agreement

On the Closing Date, G-III Investments, Inc. (the “G-III Member”) and MJWHP, LLC, a Delaware limited liability company (“WHP Member”), entered into the Amended and Restated Operating Agreement of IPCo (the “A&R Operating Agreement”), pursuant to which IPCo will have a single class of membership interests (the “Units”), with the G-III Member owning 50% of the Units and the WHP Member owning 50% of the Units.

IPCo will be governed by a board of managers initially consisting of five managers, with two managers appointed by the G-III Member and three managers appointed by the WHP Member, which is subject to change in the future based on the relative ownership percentages of the G-III Member and the WHP Member in IPCo, and other circumstances provided in the A&R Operating Agreement. Certain decisions (including amendments to the A&R Operating Agreement, mergers, acquisitions, dispositions, incurrence of indebtedness above certain thresholds, related party transactions and bankruptcy) require approval of both members for so long as they continue to own certain ownership percentages.

Pursuant to the A&R Operating Agreement, the G-III Member and the WHP Member generally may not transfer their Units prior to the third anniversary of the Closing Date (other than to permitted transferees or with the prior written consent of the other member). After the third anniversary of the Closing Date, each party may transfer its respective Units but subject to a right of first offer and tag along right in favor of the other parties.

The foregoing description of the A&R Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Operating Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On the Closing Date, pursuant to the Unit Purchase Agreement, dated as of May 14, 2026 (the “Unit Purchase Agreement”), by and among Purchaser, the owners of all of the issued and outstanding units of Marc Jacobs Holdings, LLC (collectively, the “Sellers”) and, solely for specified sections, Purchaser Parent, Purchaser completed the acquisition of all of such units from the Sellers. Immediately following the closing under the Unit Purchase Agreement and the completion of a related pre-closing restructuring, and pursuant to the Equity Purchase and Distribution Agreement, dated as of May 14, 2026 (the “Equity Purchase and Distribution Agreement”), by and among G-III Leather Fashions, Inc. (“G-III Buyer”), IPCo, Majestic Parent, LLC (“MJ Buyer Parent”) and, solely for specified sections, Purchaser Parent and the Company, G-III Buyer purchased from IPCo all of the equity interests of MJ Buyer Parent, which holds the Marc Jacobs operating business (excluding the Marc Jacobs intellectual property, certain employment agreements and certain liabilities in China and Japan retained by IPCo), such that the Company acquired the Marc Jacobs operating business through its subsidiaries. IPCo retained the Marc Jacobs intellectual property and certain other retained assets and liabilities.

Item 2.02 Results of Operations and Financial Condition.

On September 2, 2026, the Company announced its results of operations for the second fiscal quarter ended July 31, 2026. A copy of the press release issued by the Company relating thereto is furnished herewith as Exhibit 99.1.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01 Regulation FD Disclosure.

Market Communications

On the Closing Date, the Company issued a press release announcing the completion of the Transactions, a copy of which is furnished herewith as Exhibit 99.2 and incorporated by reference herein.

The foregoing (including Exhibit 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are “forward-looking statements” as that term is defined under the federal securities laws. Forward-looking statements are subject to risks, uncertainties and factors which include, but are not limited to, (i) risks relating to the ability to realize the anticipated benefits of the

Transactions; (ii) risks relating to significant costs related to the Transactions; (iii) the expected financial and operating performance and future opportunities following the consummation of the Transactions; (iv) risks relating to the reliance on licensed product; (v) reliance on foreign manufacturers; (vi) risk of doing business abroad; (vii) the current economic and credit environment risks; (viii) the nature of the apparel industry, including changing customer demand and tastes; (ix) risks of operating a retail business; (x) customer concentration; (xi) seasonality; (xii) customer acceptance of new products; (xiii) the impact of competitive products and pricing; (xiv) dependence on existing management; (xv) possible disruption from acquisitions, as well as other risks detailed in G-III’s filings with the Securities and Exchange Commission. G-III assumes no obligation to update the information in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Company intends to file financial statements required by this Item 9.01(a) with respect to the Transactions under the cover of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.

The Company intends to file pro forma financial information required by this Item 9.01(b) with respect to the Transactions under the cover of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

 (d) Exhibits.

Exhibit No.	Document Description
10.1*	Amended and Restated Operating Agreement of MJ Topco, LLC, dated as of September 1, 2026, by and among MJ Topco, LLC, MJWHP, LLC and G-III Investments, Inc.
99.1	Press Release, dated September 2, 2026, relating to the Company’s second quarter fiscal 2027 results.
99.2	Press Release, dated September 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules and/or exhibits to the SEC on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: September 2, 2026	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer